EATON VANCE FLOATING-RATE INCOME TRUST

Supplement to Prospectus dated September 27, 2018

EATON VANCE SENIOR FLOATING-RATE TRUST

Supplement to Prospectus dated February 14, 2019

EATON VANCE SENIOR INCOME TRUST

Supplement to Prospectus dated February 28, 2019

Effective March 1, 2019, William E. Holt, Catherine C. McDermott, Daniel McElaney and Andrew N. Sveen joined the portfolio management teams of Eaton Vance Floating-Rate Income Trust, Eaton Vance Senior Floating-Rate Trust and Eaton Vance Senior Income Trust. Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of Eaton Vance and have been employed by Eaton Vance for more than five years. Mr. Sveen and Ms. McDermott have managed other Eaton Vance portfolio(s) for more than five years.

March 8, 2019